UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2020

T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-33409 (Commission File Number)	20-0836269 (I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington (Address of principal executive offices)	98006-1350 (Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.          Other Events.

Included in this Current Report on Form 8-K as Exhibit 99.1 are the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2020 and the year ended December 31, 2019, giving effect to the completion of the merger (the “Merger”) of T-Mobile US, Inc. (“T-Mobile,” “we” or “us”) and Sprint Corporation (“Sprint”) and the related transactions.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only.  It does not purport to represent the actual results of operations that T-Mobile and Sprint would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Merger.  The financial statements of the combined company may reflect significant differences due to final purchase price accounting, accounting policy alignment and other adjustments and assumptions.  This unaudited pro forma condensed combined financial information should be read in conjunction with:

•
the historical unaudited condensed consolidated financial statements of T-Mobile as of and for the three and six  months ended June 30, 2020, included in T-Mobile’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 6, 2020, as amended by Amendment No. 1 to such Quarterly Report on Form 10-Q filed with the SEC on August 10, 2020;

•
the separate historical unaudited consolidated financial statements of T-Mobile as of and for the three months ended March 31, 2020, included in T-Mobile’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2020;

•
the separate historical audited consolidated financial statements of T-Mobile as of and for the year ended December 31, 2019, included in T-Mobile’s Annual Report on Form 10-K filed with the SEC on February 6, 2020;

•
the separate historical unaudited consolidated financial statements of Sprint as of and for the nine months ended December 31, 2019, included in Sprint’s Quarterly Report on Form 10-Q filed with the SEC on January 27, 2020; and

•
the separate historical audited consolidated financial statements of Sprint as of and for the year ended March 31, 2020, included in the Current Report on Form 8-K filed by T-Mobile US with the SEC on May 18, 2020.

Item 9.01.          Financial Statements and Exhibits.

The following exhibits are provided as part of this Current Report on Form 8-K:

(d) Exhibits:

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined statement of operations of T-Mobile for the six months ended June 30, 2020 and the year ended December 31, 2019 and the notes thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

September 18, 2020	By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	Executive Vice President and Chief Financial Officer